SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 9, 2004

                           OPHTHALMIC IMAGING SYSTEMS
             (Exact Name of Registrant as Specified in its Charter)


CALIFORNIA                                1-11140                  94-3035367
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(State or Other Jurisdiction of   (Commission File Number)      (I.R.S. Employer
Incorporation)                                               Identification No.)


        221 Lathrop Way, Suite I
        Sacramento, California                                     95815
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        (Address of Principal Executive Offices)                (Zip Code)


(Registrant's telephone number, including area code):   (916) 646-2020


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.       Other Events.
                 ------------

         On November 9, 2004, the Company issued a press release, attached to this Current Report on Form 8-K (the "Report") as Exhibit 99.1, reporting that it will provide imaging systems for a leading European ophthalmic imaging company, of which the Company's lead shareholder, MediVision Medical Imaging Ltd., acquired 54%.

         The information in this Report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.      Financial Statements and Exhibits.
                ----------------------------------

(c)   Exhibits:

Exhibit Number           Description
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99.1                     Press Release of the registrant dated November 9, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 10, 2004                  OPHTHALMIC IMAGING SYSTEMS


                                            By: /s/ Gil Allon
                                                --------------------------------
                                                Name:  Gil Allon
                                                Title: Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number           Description
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99.1                     Press Release of the registrant dated November 9, 2004.